Accounts receivable, net	12 Months Ended
Dec. 31, 2022
Accounts receivable, net [Abstract]
Accounts receivable, net
4.	Accounts receivable, net

Accounts receivable, net, consist of the following:

	As of December 31,
	2021	2022
	USD	USD
Accounts receivable associated with loan recommendation services	$11,594	$-
Accounts receivable associated with prepaid payment network services	447,010	492,954
Less: Allowance for doubtful debts	(54,896)	(59,444)
Accounts receivable, net	$403,708	$433,510

The Company’s accounts receivable includes service fees generated through providing loan recommendation and prepaid payment network services to customers. As of December 31, 2022 and 2021, the Company had accounts receivable balance of $433,510 and $403,708, respectively. The allowance for doubtful accounts were $59,444 and $54,896 as of December 31, 2022 and 2021.